Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
Reporting Period: February 2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
___________________________	___________________________
Signature of Debtor	Date
___________________________	___________________________
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	March 31, 2016
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: February 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$48	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	220	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	1,663	396	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	2,433	—	—	—	—	—	—	—	—
Other receipts	9	55	—	45	51	1	—	—	—	—	—	—	—	—
Total Operating Cash Receipts	57	1,718	396	265	51	2,434	—	—	—	—	—	—	—	—

Cash Disbursements
Payroll	(856)	(197)	(393)	(54)	(365)	(64)	—	—	(36)	—	(12)	—	—	—
Contract labor	(72)	(66)	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	(99)	—	(256)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	(4)	—	—	(26)	—	—	—	—	—	—	—	—	—
Transportation & shipping	(15)	(11)	—	(24)	—	—	—	—	—	—	—	—	—	—
Other production costs	(44)	—	(39)	(4)	(60)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	(47)	—	—	(1)	(2)	—	—	—	—	—	—	—	—	—
Professional fees	(1,158)	(18)	—	—	—	—	—	—	—	—	—	—	—	—
Rent and operating leases	(26)	(8)	—	—	(31)	—	—	—	—	—	—	—	—	—
Taxes	(251)	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	(485)	(26)	—	—	—	—	—	—	—	—	—	—	—	—
Utilities	(85)	—	(2)	(4)	(14)	—	—	—	—	—	—	—	—	—
Other disbursements	(24)	(9)	—	(1)	(154)	(136)	—	—	(10)	—	(47)	—	—	—

Total Operating Cash Disbursements	(3,063)	(439)	(434)	(344)	(652)	(199)	—	—	(46)	—	(59)	—	—	—

Net Cash Flow - Operating	(3,006)	1,279	(38)	(79)	(601)	2,235	—	—	(46)	—	(59)	—	—	—

Intercompany
Net intercompany - operating	3,200	(1,044)	—	(50)	262	(1,626)	(3,199)	—	—	—	1,571	—	—	—
Net intercompany - debt & equity	—	—	—	—	1,748	—	4	—	250	—	(2,000)	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	3,200	(1,044)	—	(50)	2,010	(1,626)	(3,195)	—	250	—	(429)	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures	—	—	—	(4)	—	—	—	—	—	—	—	—	—	—
Capital lease & other	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	(3,054)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	—	—	—	(4)	—	—	(3,054)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	—	—	—	(4)	—	—	(3,054)	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$194	$234	$(38)	$(133)	$1,409	$609	$(6,249)	$—	$204	$—	$(488)	—	—	—

Beginning Cash Balance - Book	$200	$13,694	$1,508	$3,573	$1,652	$19,677	$52,176	$148	$65	$976	$5,690	$10	$6	$5
Total cash receipts	57	1,718	396	265	51	2,434	—	—	—	—	—	—	—	—
Total cash disbursements	(3,063)	(439)	(434)	(348)	(652)	(199)	(3,054)	—	(46)	—	(59)	—	—	—
Net intercompany	3,200	(1,044)	—	(50)	2,010	(1,626)	(3,195)	—	250	—	(429)	—	—	—
Ending Cash Balance - Book - Debtors	$394	$13,928	$1,470	$3,440	$3,062	$20,285	$45,927	$148	$269	$976	$5,202	$10	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(3,063)	(5,846)	(434)	(664)	(678)	(5,742)	—	—	(46)	—	(3,041)	—	—	—
Allocated - Reorganization Professional Fees	(479)	(915)	(68)	(104)	(106)	(899)	—	—	(7)	—	(476)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(3,542)	(6,760)	(502)	(768)	(784)	(6,641)	—	—	(53)	—	(3,517)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: February 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$48
Rare Metals	—	—	—	—	—	—	—	220
Magnetic Materials & Alloys	—	—	—	—	—	—	—	2,059
Chemicals & Oxides	—	—	—	—	—	—	—	2,433
Other receipts	—	—	—	—	—	—	—	162
Total Operating Cash Receipts	—	—	—	—	—	—	—	4,921

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(1,976)
Contract labor	—	—	—	—	—	—	—	(138)
Raw material payments	—	—	—	—	—	—	—	(355)
Reagents & chemicals	—	—	—	—	—	—	—	(30)
Transportation & shipping	—	—	—	—	—	—	—	(50)
Other production costs	—	—	—	—	—	—	—	(146)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(50)
Professional fees	—	—	—	—	—	—	—	(1,176)
Rent and operating leases	—	—	—	—	—	—	—	(66)
Taxes	—	—	—	—	—	—	—	(251)
Insurance	—	—	—	—	—	—	—	(511)
Utilities	—	—	—	—	—	—	—	(105)
Other disbursements	—	—	—	—	—	—	—	(381)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(5,235)

Net Cash Flow - Operating	—	—	—	—	—	—	—	(314)

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	(888)
Net intercompany - debt & equity	—	—	—	—	—	—	—	2
Net investment & JV funding	—	—	—	—	—	—	—	—
Net Intercompany	—	—	—	—	—	—	—	(885)

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	—
Capital expenditures	—	—	—	—	—	—	—	(4)
Capital lease & other	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	—	(3,054)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(3,058)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	(3,058)

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$(4,257)

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$99,390
Total cash receipts	—	—	—	—	—	—	—	4,921
Total cash disbursements	—	—	—	—	—	—	—	(8,293)
Net intercompany	—	—	—	—	—	—	—	(885)
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$95,132

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(19,514)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(3,054)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(22,568)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: February 2016

BANK RECONCILIATIONS
																	1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		5,326.11		—		—		—		—		—
	USD or USD equivalent	$701,283.84		$5,063.04		$3,933.61		$4,001,196.03		$40,614.00		$38,299,600.68		$250,000.00		$1,758,093.09

BANK BALANCE		29-Feb-16	701,283.84	29-Feb-16	5,063.04	29-Feb-16	5,326.11	29-Feb-16	4,001,196.03	29-Feb-16	40,614.00	29-Feb-16	38,299,600.68	29-Feb-16	250,000.00	29-Feb-16	1,758,093.09
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)			—		—		—		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							5,326.11
ADJUSTED BANK BALANCE IN USD *			701,283.84		5,063.04		3,933.61		4,001,196.03		40,614.00		38,299,600.68		250,000.00		1,758,093.09
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency			—		—		4,332,037.00		991,515.00		—		30,510.93		—
	USD or USD equivalent	$13,892,199.42		$103,246.47		$1,007.40		$38,442.07		$8,798.61		$128,011.61		$15,255.47		$5,000.00

BANK BALANCE		29-Feb-16	13,936,427.14	29-Feb-16	103,246.47	29-Feb-16	1,007.40	29-Feb-16	4,332,037.00	29-Feb-16	991,515.00	29-Feb-16	128,011.61	29-Feb-16	30,510.93	29-Feb-16	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			(44,227.72)		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)			—		—		—		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*									4,332,037.00		991,515.00				30,510.93
ADJUSTED BANK BALANCE IN USD *			13,892,199.42		103,246.47		1,007.40		38,442.07		8,798.61		128,011.61		15,255.47		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168295	18,037.00
		168307	16,742.06
		168309	824.46
		168310	105.33
		168312	3,095.00
		168313	141.10
		168314	2,500.00
		168316	217.71
		168317	220.62
		168318	226.83
		168319	2,117.61

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—		—		—
	USD or USD equivalent	$4,867.03		$—		$5,000.00		$5,000.00		$108,735.38		$5,093,127.43		$5,960.00		$20,424,006.79		$16,185.00

BANK BALANCE		29-Feb-16	4,867.03	29-Feb-16	—	29-Feb-16	5,000.00	29-Feb-16	5,000.00	29-Feb-16	108,735.38	29-Feb-16	5,093,127.43	29-Feb-16	5,960.00	29-Feb-16	20,397,971.46	29-Feb-16	16,185.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		103,851.42		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		(77,816.09)		—
OTHER (ATTACH EXPLANATION)			—		—		—		—		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					—
ADJUSTED BANK BALANCE IN USD *			4,867.03		—		5,000.00		5,000.00		108,735.38		5,093,127.43		5,960.00		20,424,006.79		16,185.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
																29-Feb-16	103,851.42

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5160	3,118.00
																5161	534.15
																5162	51,488.52
																5163	8,977.89
																5164	208.36
																5165	8,900.53
																5166	2,250.00
																5167	2,338.64

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX6849 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		461,043.63						200,030.26				999,999.99
	USD or USD equivalent	$9,990.91		$1,808,745.78		$—		$340,504.88		$7,296.00		$1,579,728.97		$147,732.84		$59,326.03		$738,552.43

BANK BALANCE		29-Feb-16	9,990.91	29-Feb-16	1,819,901.81	29-Feb-16	—	29-Feb-16	522,704.53	29-Feb-16	7,296.00	29-Feb-16	1,579,728.97	29-Feb-16	234,302.06	29-Feb-16	60,070.15	29-Feb-16	999,999.99
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		(11,156.03)		—		(61,660.90)		—		—		(34,271.80)		(744.12)		—
OTHER (ATTACH EXPLANATION)			—		—		—		—		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							—		461,043.63						200,030.26				999,999.99
ADJUSTED BANK BALANCE IN USD *			9,990.91		1,808,745.78		—		340,504.88		7,296.00		1,579,728.97		147,732.84		59,326.03		738,552.43
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
				2322	75.00			17641	660.75					18257	543.02	1292	744.12
				2323	22.38			17663	131.36					18258	971.66
				2324	1,079.69			17660	1,337.26					18259	5,422.80
				2325	1,454.17			17672	11,335.78					18260	158.08
				2326	583.80			17673	12,745.33					18261	8,438.28
				2327	36.92			17674	11,315.28					18262	51.42
				2328	111.92			17675	4,686.75					18263	5,855.39
				2329	375.00			17671	3,018.32					18264	1,859.67
				2330	689.01			17676	16,430.07					18265	2,908.32
				2331	3,132.53									18266	282.50
				2332	3,595.61									18267	339.00
														18268	988.08

													18269	271.20
													18270	1,172.44
													18271	9.94
													18272	5,000.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	—		146,268.84		—		—		—		18,426.44		—		—		107,084.67
	USD or USD equivalent	$496,220.79		$159,039.73		$4,000.00		$976,165.69		$3,420,553.73		$9,213.23		$6,134.11		$234,220.00		$16,343.81

BANK BALANCE		29-Feb-16	15,533.00	29-Feb-16	146,268.84	29-Feb-16	4,000.00	29-Feb-16	976,165.69	29-Feb-16	3,469,827.19	29-Feb-16	18,426.44	29-Feb-16	$6,134.11	29-Feb-16	$234,220.00	29-Feb-16	107,084.67
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			729,520.02		—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			(252,373.01)		—		—		—		(49,273.46)		—		—		—		—
OTHER (ATTACH EXPLANATION)			3,540.78		—		—		—		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					146,268.84								18,426.44						107,084.67
ADJUSTED BANK BALANCE IN USD *			496,220.79		159,039.73		4,000.00		976,165.69		3,420,553.73		$9,213.23		$6,134.11		$234,220.00		$16,343.81
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
										31106	245.52
										31303	127.80
										13160	22,521.80
										31372	100.00
										31407	9,400.50
										31410	918.29
										31413	4,449.05
										31414	9,306.61
										31415	379.23
										31416	1,458.06
										31417	366.60

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: February 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
AlixPartners	Jun 25-Jul 31, 2015	477,065.56	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	9/2/2015	439,278.40	37,787.16
AlixPartners	Aug 1-Aug 31, 2015	294,738.89	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	11/4/2015	270,934.40	23,804.49
AlixPartners	Sep 1-Sep 30, 2015	289,578.48	Molycorp Inc.	WT000002631 $104,350.23	12/14/2015	269,260.40	20,318.08
AlixPartners	Oct 1-Oct 31, 2015	357,100.33	Molycorp Inc.	WT000002689	1/4/2016	318,692.40	38,407.93
AlixPartners	Jun 25-Sep 30,2015 (payment of holdback)	244,868.3	Molycorp Inc.	WT000002825	2/24/2016	244,868.30
AlixPartners **	Jun 25-Sep 30,2015 (reimbursement of expenses)	(1,835.61)	Molycorp Inc.	WT000002825	2/24/2016		(1,835.61)	1,543,033.90	118,482.05

Ashby & Geddes	Jul 9-Jul 31, 2015	110,677.72	Molycorp Inc.	WT000002469	10/22/2015	103,089.20	7,588.52
Ashby & Geddes	Aug 1-Aug 31, 2015	64,754.91	Molycorp Inc.	WT000002565	11/24/2015	59,218.46	5,536.45
Ashby & Geddes	Sep 1-Sep 30, 2015	59,366.25	Molycorp Inc.	WT000002629	12/14/2015	53,824.00	5,542.25
Ashby & Geddes	Oct 1-Oct 31,2015	46,021.33	Molycorp Inc.	WT000002764	2/3/2016	43,215.45	2,805.88
Ashby & Geddes	Nov 1-Nov 30,2015	74,733.79	Molycorp Inc.	WT000002804	2/3/2016	71,506.23	3,227.56
Ashby & Geddes	Jul 9-Sep 30,2015 (payment of holdback)	54,033.19	Molycorp Inc.	WT000002804	2/3/2016	54,033.19
Ashby & Geddes **	Jul 9-Sep 30,2015 (reimbursement of expense)	(720.80)	Molycorp Inc.	WT000002804	2/3/2016		(720.80)	384,886.53	23,979.86

Berkeley Research Group LLC	Jul 8-Jul 31, 2015	297,078.46	Molycorp Inc.	WT000002472	10/22/2015	296,427.96	650.50
Berkeley Research Group LLC	Sep 1-Sep 30, 2015	364,098.49	Molycorp Inc.	WT000002687	12/31/2015	363,869.35	229.14
Berkeley Research Group LLC	Aug 1-Aug 31, 2015	378,311.46	Molycorp Inc.	WT000002701	1/7/2016	378,173.01	138.45
Berkeley Research Group LLC	Jul 8-Sep 30, 2015 (payment of holdback)	216,955.68	Molycorp Inc.	WT000002782	2/12/2016	216,955.68		1,255,426.00	1,018.09

Direct Fee Review, LLC	Sep 8-Sep 30, 2015	1,584	Molycorp Inc.	WT000002613	12/9/2015	1,584.00	—	1,584.00	—

Jones Day	Jun 25-Jul 31, 2015	1,793,066.19	Molycorp Inc.	WT 000002464	10/20/2015	1,336,777.62	27,881.07
Jones Day	Aug 1-Aug 31, 2015	666,584.38	Molycorp Inc.	WT000002532	11/17/2015	643,644.20	22,940.18
Jones Day	Sep 1-Sep 30, 2015	874,940.26	Molycorp Inc.	WT000002669	12/22/2015	866,431.60	8,508.66
Jones Day	Oct 1-Oct 31,2015	1,034,081.96	Molycorp Inc.	WT000002726	1/20/2016	1,023,985.00	10,096.96
Jones Day	Jun 25-Sep 30,2015 (payment of holdback)	813,280.58	Molycorp Inc.	WT000002779	2/11/2016	813,280.58		4,684,119.00	69,426.87

KPMG	Jun 25-Jul 31, 2015	242,674.72	Molycorp Minerals LLC	11834	11/10/2015	209,889.08	32,785.64
KPMG	Aug 1-Sep 30, 2015	800,120.85	Molycorp Minerals LLC	WT000002682	12/22/2015	763,775.60	36,345.25
KPMG	Jun 25-Sep 30,2015 (payment of holdback)	251,664.52	Molycorp Minerals LLC	WT000002767	2/3/2016	251,664.52
KPMG	Oct 1-Oct 31, 2015	591,575.66	Molycorp Minerals LLC	WT000002767	2/3/2016	573,964.86	17,610.80	1,799,294.06	86,741.69

Miller Buckfire	Jun 25-Jul 31, 2015	141,976.5	Molycorp Inc.	WT000002340	9/3/2015	140,000.00	1,976.50
Miller Buckfire	Jun 25-Jul 31, 2015	1,083,333.34	Molycorp Inc.	WT000002383	9/17/2015	1,083,333.34
Miller Buckfire	Aug 1-Aug 31, 2015	369,606.18	Molycorp Inc.
Miller Buckfire *	Sep 1-Sep 30, 2015	174,953.61	Molycorp Inc.	WT000002588	12/3/2015	9,166.67	353,978.94
Miller Buckfire	Oct 1-Oct 31, 2015	147,925.52	Molycorp Inc.	WT000002801	2/18/2016	140,000.00	7,925.52
Miller Buckfire	Nov 1-Nov 30, 2015	160,252.23	Molycorp Inc.	WT000002811	2/23/2016	140,000.00	20,252.23
Miller Buckfire	Jun 25-Sep 30,2015 (payment of holdback)	308,125	Molycorp Inc.	WT000002811	2/23/2016	308,125.00
Miller Buckfire **	Jun 25-Sep 30,2015 (reimbursement of expenses)	(3,286.93)	Molycorp Inc.	WT000002811	2/23/2016		(5,486.37)	1,820,625.01	378,646.82

Paul Hastings LLP	Jul 8-Jul 31, 2015	989,152.08	Molycorp Inc.	WT000002470	10/22/2015	968,948.00	20,204.08
Paul Hastings LLP	Aug 1-Aug 31, 2015	878,655.81	Molycorp Inc.	WT000002566	11/24/2015	858,962.80	19,693.01
Paul Hastings LLP	Sep 1-Sep 30, 2015	436,962.04	Molycorp Inc.	WT000002630	12/14/2015	416,629.69	20,332.35
Paul Hastings LLP	Jul 8-Sep 30, 2015 (payment of holdback)	554,830.32	Molycorp Inc.	WT000002759	1/29/2016	554,830.32		2,799,370.81	60,229.44

PJT Advisory Partners LP	Jul 8-Sep 30, 2015	312,903.22	Molycorp Inc.	WT000002678	12/22/2015	312,903.22	—	312,903.22	—

Prime Clerk (156c services)	Jun 25 - Jun 30, 2015	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84
Prime Clerk (156c services)	Jul 1-Jul 31, 2015	222,699.93	Molycorp Inc.	WT000002339	9/3/2015	46,009.00	176,690.93
Prime Clerk (327a services)	Jun 25-Jul 31, 2015	2,468.4	Molycorp Inc.	WT000002304	9/28/2015	2,468.40	—
Prime Clerk (156c services)	Aug 1-Aug 31, 2015	161,588.4	Molycorp Inc.	WT000002428	10/6/2015	26,017.00	135,571.40

Prime Clerk (156c services)	Sep 1-Sep 30, 2015	107,697.33	Molycorp Inc.	WT000002488	10/26/2015	37,050.50	70,646.83
Prime Clerk (156c services)	Oct 1-Oct 31, 2015	62,965.75	Molycorp Inc.	WT000002612	12/9/2015	54,381.50	8,584.25
Prime Clerk (327a services)	Aug 1-Sep 30, 2015	23,219.2	Molycorp Inc.	WT000002677	12/22/2015	23,219.20	—
Prime Clerk (156c services)	Nov 1-Nov 30, 2015	118,279.02	Molycorp Inc.	WT000002665	12/1/2015	23,494.00	94,785.02
Prime Clerk (156c services)	Dec 1-Dec 31, 2015	29,078.46	Molycorp Inc.	WT000002762	2/5/2016	19,656.66	9,421.80
Prime Clerk (327a services)	Jun 25 - Sep 30, 2015 (payment of holdback)	6,421.9	Molycorp Inc.	WT000002832	2/26/2016	6,421.90
Prime Clerk (327a services)	Oct 1-Oct 31, 2015	1,602	Molycorp Inc.	WT000002832	2/26/2016	1,602.00
Prime Clerk (327a services)	Nov 1-Nov 30, 2015	1,164.8	Molycorp Inc.	WT000002832	2/26/2016	1,164.80
Prime Clerk (156c services)	Jan 1-Jan 31, 2016	162,870.98	Molycorp Inc.	WT000002832	2/26/2016	52,356.30	110,514.68	305,175.26	758,553.75

Young Conway Stargatt & Taylor LLP	Jun 25-Jul 31, 2015	294,881.54	Molycorp Inc.	WT000002403	9/28/2015	276,154.00	18,727.54
Young Conway Stargatt & Taylor LLP	Aug 1-Aug 31, 2015	67,198.48	Molycorp Minerals LLC	WT000002101	11/9/2015	57,076.80	10,121.68
Young Conway Stargatt & Taylor LLP	Sep 1-Sep 30, 2015	73,965.47	Molycorp Inc.	WT000002610	12/9/2015	71,355.20	2,610.27
Young Conway Stargatt & Taylor LLP	Oct1-Oct 31, 2015	89,118.35	Molycorp Minerals LLC	WT000002102	1/7/2016	83,664.00	5,454.35
Young Conway Stargatt & Taylor LLP	Nov1-Nov 30, 2015	94,623.45	Molycorp Inc.	WT000002770	2/4/2016	92,892.40	1,731.05
Young Conway Stargatt & Taylor LLP	Jun 25-Sep 30, 2015(payment of holdback)	100,845.91	Molycorp Inc.	WT000002770	2/4/2016	100,845.91		681,988.31	38,644.89

* Miller Buckfire applied the Debtors’ unintentional overpayment of $175,901.68 on its first fee application to the August and September fees and expenses after the filing of the applicable certificates of no objection;

** Reflects a reduction of expenses allowed under the first interim fee application to expense amounts previously paid under the interim compensation order. Difference was netted against fees due and owing.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: February 2016

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										1 of 5

Case No.	15-11357		15-11358		15-11359		15-11360		15-11361
Debtor	Molycorp Inc.		Industrial Minerals LLC		Magnequench Inc.		Magnequench International Inc.		Magnequench Limited
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	2,865,031	21,563,831	—	—
Sales to related parties	—	—	—	—	—	—	2,437,434	33,378,370	—	—
Total Revenue	—	—	—	—	—	—	5,302,465	54,942,201	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	4,893,427	49,064,103	—	—
Depreciation and amortization	—	—	—	—	—	—	8,319	66,547	—	—
Gross profit (loss)	—	—	—	—	—	—	400,719	5,811,551	—	—

Expenses
General & Administrative	869	11,434	—	—	—	—	178,662	1,646,259	48	457
Sales & Marketing	—	—	—	—	—	—	68,109	721,914	—	—
Insiders Compensation	—	—	—	—	—	—	37,148	324,788	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	160,468	1,295,250	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	869	11,434	—	—	—	—	444,387	3,988,211	48	457
Operating income (loss)	(869)	(11,434)	—	—	—	—	(43,668)	1,823,340	(48)	(457)

Other Income (expense) (attached schedule)	—	(1)	—	—	—	—	(840)	15,282	—	—
Interest income (expense), net	374,560	(2,796,320)	—	—	(608,043)	(5,341,085)	358,783	3,086,364	—	—
Reorganization items, net (attached schedule)	(6,756,783)	(142,968,668)	—	—	—	(30,329,811)	—	—	—	—
Foreign exchange gain (loss)	10,591,809	(29,518,617)	—	—	—	—	4,152	3,747	—	—
Income/(loss) before taxes and non-controlling interest	4,208,717	(175,295,040)	—	—	(608,043)	(35,670,896)	318,427	4,928,733	(48)	(457)
Income taxes expense (benefit)	18,764	55,209	—	—	—	—	(47,459)	(6,652)	97,746	1,194,497
Income/(loss) from continuing operations before equity income of affiliate	4,189,953	(175,350,249)	—	—	(608,043)	(35,670,896)	365,886	4,935,385	(97,794)	(1,194,954)

Equity in loss (income) of affiliates	—	—	—	—	6,220	468,699	—	—	—	—

Income/(loss) from continuing operations	4,189,953	(175,350,249)	—	—	(614,263)	(36,139,595)	365,886	4,935,385	(97,794)	(1,194,954)

Earnings/(loss) for the period	$4,189,953	(175,350,249)	$—	—	$(614,263)	(36,139,595)	365,886	4,935,385	(97,794)	(1,194,954)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										2 of 5
Continuation Sheet for MOR-2
Case No.	15-11362		15-11363		15-11364		15-11365		15-11366
Debtor	Molycorp Advanced Water Technologies LLC		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership		MCP Exchangeco Inc.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	$—	—	$—	—
Sales to related parties	—	—	—	—	—	—	3,377,773	34,203,801	—	—
Total Revenue	—	—	—	—	—	—	3,377,773	34,203,801	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	2,988,384	31,820,693	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	389,389	2,383,108	—	—

Expenses
General & Administrative	—	43	—	—	—	—	123,569	1,163,053	3,441	5,508
Sales & Marketing	—	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	—	43	—	—	—	—	123,569	1,163,053	3,441	5,508
Operating income (loss)	—	(43)	—	—	—	—	265,820	1,220,055	(3,441)	(5,508)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	(2,341,441)	(19,803,825)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	24,520	24,520	(9,194,340)	26,143,404
Income/(loss) before taxes and non-controlling interest	—	(43)	—	—	—	—	290,340	1,244,575	(11,539,222)	6,334,071
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	(43)	—	—	—	—	290,340	1,244,575	(11,539,222)	6,334,071

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	(43)	—	—	—	—	290,340	1,244,575	(11,539,222)	6,334,071

Earnings/(loss) for the period	$—	(43)	$—	—	$—	—	$290,340	1,244,575	$(11,539,222)	6,334,071

COMBINED DEBTORS' STATEMENT OF OPERATIONS										3 of 5
Continuation Sheet for MOR-2
Case No.	15-11367		15-11368		15-11369		15-11370		15-11371
Debtor	Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys Inc.		Molycorp Minerals Canada ULC		Molycorp Minerals LLC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$2,377,261	22,436,522	$—	—	$—	3,082,894	$—	38,134	$159,471	2,581,456
Sales to related parties	2,895,012	36,982,365	—	—	—	698,274	2,431	1,524,314	—	8,078,290
Total Revenue	5,272,273	59,418,887	—	—	—	3,781,168	2,431	1,562,448	159,471	10,659,746

Costs of sales
Costs excluding depreciation and amortization	5,551,658	56,611,000	—	—	—	4,436,732	(16,150)	1,857,593	93,994	39,521,564
Depreciation and amortization	—	—	—	—	—	172,734	23,466	197,310	—	30,351,407
Gross profit (loss)	(279,385)	2,807,887	—	—	—	(828,298)	(4,885)	(492,455)	65,477	(59,213,225)

Expenses
General & Administrative	21,139	419,302	—	202	—	45,938	538,990	5,277,845	1,694,999	15,878,421
Sales & Marketing	20,879	226,629	—	—	—	—	28,065	291,069	36,103	128,024
Insiders Compensation	29,376	250,650	—	—	—	—	70,109	751,284	88,938	1,020,069
Care and Maintenance	—	—	—	—	137,320	251,664	—	—	1,465,892	6,610,120
Depreciation and amortization	—	—	—	—	28,003	56,005	15,327	135,477	7,214,255	27,154,062
- Accretion expense	—	—	—	—	—	—	—	—	74,627	1,226,748
Research and development	123,184	1,126,713	—	—	—	—	60,990	527,845	7,796	183,823
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	194,578	2,023,294	—	202	165,323	353,607	713,481	6,983,520	10,582,610	48,159,577
Operating income (loss)	(473,963)	784,593	—	(202)	(165,323)	(1,181,905)	(718,366)	(7,475,975)	(10,517,133)	(107,372,802)

Other Income (expense) (attached schedule)	—	—	—	—	108	518	—	115,905	1,957	43,483
Interest income (expense), net	1,301	8,140	—	—	—	—	(356,095)	(2,765,633)	(1,973,242)	(17,178,907)
Reorganization items, net (attached schedule)	—	—	—	—	(291,800)	(291,800)	(10,746)	(38,588)	(101,431)	(76,273,100)
Foreign exchange gain (loss)	111,392	219,135	—	—	—	—	(1,503,930)	3,746,186	620	(33,745)
Income/(loss) before taxes and non-controlling interest	(361,270)	1,011,868	—	(202)	(457,015)	(1,473,187)	(2,589,137)	(6,418,105)	(12,589,229)	(200,815,071)
Income taxes expense (benefit)	—	36,692	—	—	—	—	17,643	284,755	—	162,794
Income/(loss) from continuing operations before equity income of affiliate	(361,270)	975,176	—	(202)	(457,015)	(1,473,187)	(2,606,780)	(6,702,860)	(12,589,229)	(200,977,865)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	(361,270)	975,176	—	(202)	(457,015)	(1,473,187)	(2,606,780)	(6,702,860)	(12,589,229)	(200,977,865)

Earnings/(loss) for the period	$(361,270)	975,176	$—	(202)	$(457,015)	(1,473,187)	$(2,606,780)	(6,702,860)	$(12,589,229)	(200,977,865)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										4 of 5
Continuation Sheet for MOR-2
Case No.	15-11372		15-11373		15-11374		15-11375		15-11376
Debtor	Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.		PP IV Mountain Pass Inc. (Inactive)		PP IV Mountain Pass II, Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$107,037	3,721,491	$—	—	$—	—	$—	—
Sales to related parties	—	—	1,553	1,235,959	—	—	—	—	—	—
Total Revenue	—	—	108,590	4,957,450	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	82,698	5,861,813	—	—	—	—	—	—
Depreciation and amortization	—	—	15,785	131,977	—	—	—	—	—	—
Gross profit (loss)	—	—	10,107	(1,036,340)	—	—	—	—	—	—

Expenses
General & Administrative	—	10,687	27,766	281,433	63,202	539,939	—	—	—	—
Sales & Marketing	—	—	2,846	51,992	—	2,936	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,493	12,475	3,551	28,408	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	6,917	—	—	—	—	—	—
Total expenses	—	10,687	32,105	352,817	66,753	571,283	—	—	—	—
Operating income (loss)	—	(10,687)	(21,998)	(1,389,157)	(66,753)	(571,283)	—	—	—	—

Other Income (expense) (attached schedule)	—	920,000	—	—	—	—	—	—	—	—
Interest income (expense), net	66	337	226	1,948	—	46	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	4,943	7,917	157,583	(946,478)	—	—	—	—
Income/(loss) before taxes and non-controlling interest	66	909,650	(16,829)	(1,379,292)	90,830	(1,517,715)	—	—	—	—
Income taxes expense (benefit)	—	—	—	—	60,207	597,817	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	66	909,650	(16,829)	(1,379,292)	30,623	(2,115,532)	—	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	66	909,650	(16,829)	(1,379,292)	30,623	(2,115,532)	—	—	—	—

Earnings/(loss) for the period	$66	909,650	$(16,829)	(1,379,292)	$30,623	(2,115,532)	$—	—	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS						5 of 5
Continuation Sheet for MOR-2
Case No.	15-11377		Elimination		Total
Debtor	RCF IV Speedwagon Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$5,508,800	53,424,328
Sales to related parties	—	—	(3,380,204)	(45,050,066)	5,333,999	71,051,307
Total Revenue	—	—	(3,380,204)	(45,050,066)	10,842,799	124,475,635

Costs of sales
Costs excluding depreciation and amortization	—	—	(3,305,406)	(45,276,868)	10,288,605	143,896,630
Depreciation and amortization	—	—	—	—	47,570	30,919,975
Gross profit (loss)	—	—	(74,797)	226,802	506,625	(50,340,970)

Expenses
General & Administrative	—	—	—	—	2,652,685	25,280,521
Sales & Marketing	—	—	—	—	156,002	1,422,564
Insiders Compensation	—	—	—	—	225,571	2,346,791
Care and Maintenance	—	—	—	—	1,603,212	6,861,784
Depreciation and amortization	—	—	—	—	7,423,097	28,681,677
- Accretion expense	—	—	—	—	74,627	1,226,748
Research and development	—	—	—	—	191,970	1,838,381
Revision in estimated ARO cash flows	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	6,917
Total expenses	—	—	—	—	12,327,164	63,623,693
Operating income (loss)	—	—	(74,797)	226,802	(11,820,539)	(113,964,663)

Other Income (expense) (attached schedule)	—	—	—	—	1,225	1,095,187
Interest income (expense), net	—	—	—	—	(4,543,885)	(44,788,935)
Reorganization items, net (attached schedule)	—	—	—	—	(7,160,760)	(249,901,967)
Foreign exchange gain (loss)	—	—	—	—	196,749	(353,931)
Income/(loss) before taxes and non-controlling interest	—	—	(74,797)	226,802	(23,327,210)	(407,914,309)
Income taxes expense (benefit)	—	—	—	—	146,901	2,325,112
Income/(loss) from continuing operations before equity income of affiliate	—	—	(74,797)	226,802	(23,474,111)	(410,239,421)

Equity in loss (income) of affiliates	—	—	—	—	6,220	468,699

Income/(loss) from continuing operations	—	—	(74,797)	226,802	(23,480,331)	(410,708,120)

Earnings/(loss) for the period	$—	—	$(74,797)	226,802	$(23,480,331)	(410,708,120)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	108	518

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale	—	810
		Refund - insurance	—	2,993
		Dividend Income	—	65,725
		Other Income	—	46,377
			—	115,905

Molycorp Minerals, LLC	15-11371	Other income /(expense)	917	42,293
		Gain on disposal	1,040	1,190
			1,957	43,483

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income	—	920,000

Magnequench International, Inc.	15-11360	Other Income /(expense)	(840)	15,282

Molycorp Inc.	15-11357	Other Income /(expense)	—	(1)

		Total Combined	1,225	1,095,187

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	6,756,783	49,612,029
		Adjustments to the carrying amount of debt	—	78,665,658
		Write off of deferred financing cost	—	4,919,107
		Gain on fair value adjustment of Springing Maturity derivative	—	(8,008,001)
		Early Payment Premium on Term loans	—	17,779,875
		Total	6,756,783	142,968,668

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans	—	9,065,118
		Early Payment Premium on Term Loans	—	21,264,693
		Total	—	30,329,811

Molycorp Metals & Alloys, Inc.	15-11369	Severance expense	291,800	291,800

Molycorp Minerals Canada ULC	15-11370	Legal and other professional fees	10,746	38,588

Molycorp Minerals, LLC	15-11371	Early payment premium on term loans	—	49,754,504
		Adjustments to the carrying amount of debt	—	19,547,684
		Trustee fees	16,940	268,715
		Severance expense	84,491	5,026,291
		Capital equipment lease cancellation	—	1,675,906
		Total	101,431	76,273,100

		Total Combined	7,160,760	249,901,967

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: February 2016

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of February 29, 2016. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at February 29, 2016
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$4,752,092	$—	$—	$14,043,841	$148,267	$4,867	$5,000	$5,000	$5,201,863	$5,960	$20,440,192	$9,991	$1,809,346	$2,877,116	$659,261	$976,166
Restricted cash	38,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	—	2,854,406	—	—	—	—	—	—	3,720,616	—	882,401	—	276,907	—
Inventories	—	—	—	3,685,677	—	—	—	—	1,596,103	—	5,181,979	—	1,232,202	704,410	24,307,884	—
Income tax receivable	467,290	—	—	—	88,061	—	—	—	—	—	—	—	—	—	—	—
Defer tax assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	1,077,288	—	—	—	5,591	—	—	—	6,825	—	6,950	—	37,332	179,178	7,814,066	—
Total current assets	44,596,271	—	—	20,583,924	241,919	4,867	5,000	5,000	6,804,791	5,960	29,349,737	9,991	3,961,281	3,760,704	33,058,118	976,166

Fixed Assets
- Real Property & Improvement	—	—	—	100,000	—	—	—	—	—	—	—	—	2,154,116	1,510,345	1,059,721,703	—

- Machinery & Equipment	—	—	—	1,528,573	—	—	—	—	—	—	—	—	2,803,444	3,934,430	612,774,627	—
- Furniture & Office Equipment	—	—	—	7,421,923	—	—	—	—	—	—	84,275	—	98,652	1,334,575	8,860,110	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,437,401	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,539,244	—
- Construction in Process	—	—	—	344,734	—	—	—	—	—	—	—	—	—	4,992	9,303,178	—
less: accumulated depreciation	—	—	—	(7,233,551)	—	—	—	—	—	—	(84,275)	—	(1,575,264)	(3,995,706)	(240,890,790)	—
Property, plant and equipment	—	—	—	2,161,679	—	—	—	—	—	—	—	—	3,480,948	2,788,636	1,476,745,473	—
Deposits	2,008,093	—	—	—	—	—	—	—	—	—	—	—	—	—	34,663,774	—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	23,245,806	—
Patents and other intangible assets	—	—	—	28,734,607	—	—	—	—	—	—	—	—	—	300,286	300,245	—
Investment (attached schedule)	543,915,594	20,000	162,152,779	17,067,184	2,033,276	—	—	—	1,192,325,440	684,175,440	—	364,150,000	—	31,811,569	141,423,147	22,919,589
Other assets (attached schedule)	—	—	—	45,060	—	—	—	—	—	—	—	—	—	—	618,090	—
Loan to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	2,995,792,667	478	49,018,010	110,426,419	11,524,961	—	—	—	19,648,197	45,174,996	13,428,888	15,799	2,200,002	27,340,246	38,777,712	1,800,000
Total non current assets	3,541,716,354	20,478	211,170,789	158,434,949	13,558,237	—	—	—	1,211,973,637	729,350,436	13,428,888	364,165,799	5,680,950	62,240,737	1,715,774,247	24,719,589
Total assets	3,586,312,625	20,478	211,170,789	179,018,873	13,800,156	4,867	5,000	5,000	1,218,778,428	729,356,396	42,778,625	364,175,790	9,642,231	66,001,441	1,748,832,365	25,695,755

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	984,644	—	—	14,127	—	—	—	—	1,233	—	15,076	—	349	43,978	1,175,523	—
DIP Financing	141,397,957	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	24,288,202	—	—	435,298	—	—	—	—	18,771	—	1,449,345	—	242,588	1,601,276	7,861,367	—
Interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—	—	276,862	—	—	—	—	—	—	—	—	—	569,575	—	—
Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,259,193	—
Total current liabilities	166,670,803	—	—	726,287	—	—	—	—	20,004	—	1,464,421	—	242,937	2,214,829	13,296,083	—

Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,904,812	—
Defer tax liabilities	5,772,000	—	—	380,910	1,971,589	—	—	—	—	—	—	—	—	1,333,071	—	—
Pension benefit liabilities	—	—	—	2,777,018	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-term liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,424,195	—
Amount due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related party payable	692,533	—	495,019	966,405	—	—	5,000	5,000	5,977,459	22,575,940	13,052,470	—	18,054	7,194,901	82,199,813	—
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	21,373,080	219,062	5,000	—	7,750	12,403,514	337,700,852	17,383,339	364,287,300	216,330	57,503,813	2,262,323,872	—
Liabilities subject to compromise - Third party	1,512,929,313	—	87,146,498	10,019	—	—	—	—	6,054	—	18,820	—	32,659	1,858,139	234,385,290	—
Total non-current liabilities	1,590,435,200	20,378	90,980,690	25,507,432	2,190,651	5,000	5,000	12,750	18,387,027	360,276,792	30,454,629	364,287,300	267,043	67,889,924	2,591,237,982	—
Total liabilities	1,757,106,003	20,378	90,980,690	26,233,719	2,190,651	5,000	5,000	12,750	18,407,031	360,276,792	31,919,050	364,287,300	509,980	70,104,753	2,604,534,065	—

Non-controlling interest

Shareholder's equity:
Share capital	258,954	100	33,788	21,556	4,621,000	—	—	—	684,175,441	10,255,745	1,500	20,000	—	275,174,583	—	22,463,750
Contributed surplus	2,250,858,086	—	40,027,833	148,368,181	389,376	—	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	132,576,089	—
Accumulated deficits	(421,910,418)	—	80,128,478	4,930,267	6,599,129	(133)	—	(7,750)	516,195,956	(42,239,900)	10,631,762	(131,510)	(8,389,316)	(275,182,464)	(988,277,789)	3,232,005
Accum Other Comprehensive Income	—	—	—	(534,850)	—	—	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	1,829,206,622	100	120,190,099	152,785,154	11,609,505	(133)	—	(7,750)	1,200,371,397	369,079,604	10,859,575	(111,510)	9,132,251	(4,103,312)	(855,701,700)	25,695,755
Total liabilities and shareholders' equity	3,586,312,625	20,478	211,170,789	179,018,873	13,800,156	4,867	5,000	5,000	1,218,778,428	729,356,396	42,778,625	364,175,790	9,642,231	66,001,441	1,748,832,365	25,695,755

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at February 29, 2016
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$3,421,660	$275,197	$—	$—	$—	$—	$54,635,819
Restricted cash	—	—	—	—	—	—	38,299,601
Trade accounts receivable	250,886	—	—	—	—	—	7,985,216
Inventories	3,918,222	—	—	—	—	226,802	40,853,279
Income tax receivable	—	—	—	—	—	—	555,351
Defer tax assets	—	—	—	—	—	—	—
Other current assets (attached schedule)	544,940	5,683	—	—	—	—	9,677,853
Total current assets	8,135,708	280,880	—	—	—	226,802	152,007,119

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,064,508,029
- Machinery & Equipment	1,057,283	—	—	—	—	—	622,098,357
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,844,541
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	24,539,244
- Construction in Process	8,248	—	—	—	—	—	9,661,152
less: accumulated depreciation	(1,422,008)	—	—	—	—	—	(255,201,594)
Property, plant and equipment	710,394	—	—	—	—	—	1,485,887,130
Deposits	—	—	—	—	—	—	36,671,867
Inventories	—	—	—	—	—	—	23,245,806
Patents and other intangible assets	—	480,689	—	—	—	—	29,815,827

Investment (attached schedule)	—	28,535,255	—	—	—	(2,977,166,065)	213,363,208
Other assets (attached schedule)	—	—	—	—	—	—	663,150
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	439,733	46,473,168	—	—	—	(3,236,848,808)	125,212,468
Total non current assets	1,150,127	75,489,112	—	—	—	(6,214,014,874)	1,914,859,455
Total assets	9,285,835	75,769,992	—	—	—	(6,213,788,072)	2,066,866,574

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	10,072	—	—	—	—	—	2,245,002
DIP Financing	—	—	—	—	—	—	141,397,957
Accrued expenses	301,608	112,792	—	—	—	—	36,311,247
Interest payable	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	846,437
Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	4,259,193
Total current liabilities	311,680	112,792	—	—	—	—	185,059,836

Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	10,904,812
Defer tax liabilities	—	1,607,228	—	—	—	—	11,064,798
Pension benefit liabilities	—	—	—	—	—	—	2,777,018
Other Long-term liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	4,492	554,546	—	—	—	(113,847,813)	19,893,819
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,123,000,996)	25,011,398
Liabilities subject to compromise - Third party	50,347	793,099	—	—	—	—	1,837,230,238
Total non-current liabilities	93,220	3,104,069	—	—	—	(3,236,848,809)	1,908,306,278

Total liabilities	404,900	3,216,861	—	—	—	(3,236,848,809)	2,093,366,114

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	258,954
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,250,858,085
Accumulated deficits	(5,669,065)	52,875,451	—	—	—	(1,209,866,433)	(2,277,081,730)
Accum Other Comprehensive Income	—	—	—	—	—	—	(534,850)
Shareholders' equity	8,880,935	72,553,131	—	—	—	(2,976,939,263)	(26,499,540)
Total liabilities and shareholders' equity	9,285,835	75,769,992	—	—	—	(6,213,788,072)	2,066,866,574

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	February 29, 2016
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jones Day	75,000
		Retainer fee paid to Young Conway	25,000
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	2,288
		Retainer fee paid to Mile 26	300,000
		Total	1,077,288

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	4,083
		Total	5,591

MCP Canada Limited Partnership	15-11365	Prepaids expenses	6,825

Molycorp Chemicals & Oxides, Inc.	15-11367	Misc receivables - Other	6,950

Molycorp Metals & Alloys, Inc.	15-11369	Refundable deposits to utility company	37,332

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	21,857
		Prepayment on rent and consulting	132,653
		Prepaid Insurance	13,868
		HST Recoverable	10,725
		Misc receivable	75
		Total	179,178

Molycorp Minerals, LLC	15-11371	Prepaid and deferred charges	4,694,829
		Prepaid insurance	3,119,237
		Total	7,814,066

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	17,748
		Prepaid - Pots Expense	21,817
		Prepaid - Heaters Expense	14,396
		Prepaid - Propane Expense	10,576

		Prepaid - Package Expense	16,324
		Prepaid Duty	441,588
		Misc Receivable - Beijing Jiya	22,491
		Total	544,940

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	683
		Total	5,683

		Combined Debtor Total Other Current Assets	9,677,853
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,072,821
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957
		Magnequench UG (100%)	20,927,580
		Total	162,152,779

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	684,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Molycorp Silmet AS (100%)	123,901,480
		Industrial Minerals LLC (100%)	100
		Total	141,423,147

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	3,190,529,273

		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	618,090

		Combined Debtor Total Other Assets	663,150

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: February 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	29,557	29,557	Various	EFT	—
FICA-Employee	—	15,372	15,372	Various	EFT	—
FICA-Employer	—	15,372	15,372	Various	EFT	—
Unemployment	3,258	224	—			3,482
Income	—	—	—			—
Other: Fed Medical Ins	—	7,190	7,190	Various	EFT	—
Total Federal Taxes	3,258	67,715	67,491			3,482
State and Local
Withholding	—	10,516	10,516	Various	EFT	—
Sales & Use AZ location only	1,696,254	47	—	Various	EFT	1,696,301
Excise	—	—	—	—	—	—
Unemployment	21,601	4,199	2,219	Various	EFT	23,581
Real Property	508,746	508,746	—	—	—	1,017,492
Personal Property	—	—	—	—	—	—
Other: Property taxes for land and machinery	5,600	5,600	—	—	—	11,200
Total State and Local	2,232,201	529,108	12,735			2,748,574
Total Taxes	2,235,459	596,823	80,226			2,752,056

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,243,677	536,331	171,599	107,260	186,135	2,245,002
Wages Payable	318,881	—	—	—	—	318,881
Taxes Payable	76,003	—	—	—	—	76,003

Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: DIP Financing	141,397,957	—	—	—	—	141,397,957

Total Postpetition Debts	143,036,518	536,331	171,599	107,260	186,135	144,037,843

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	536,331	$533,216 of this amount represents 20% holdback. The remaining balance of $3,115 was paid in March 2016.
31-60	171,599	$128,290 of this amount represents 20% holdback. $43,096 is awaiting approval while $213 was paid in March 2016.
61-90	107,260	This amount represents 20% holdback.
Over 90	186,135	$157,140 of this amount represents 20% holdback and deferred payment, $9,163 needs approval while the remaining balance of $19,832 is on hold.
	1,001,325	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: February 2016

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	201,325	389,485	128,290	107,260	158,285	984,645
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	9,295	—	—	—	4,832	14,127
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364		—	—	—	—	—
MCP Canada Limited Partnership	15-11365	—	—	1,233	—	—	1,233
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	11,961	3,115	—	—	—	15,076
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	349	—	—	—	—	349
Molycorp Minerals Canada ULC (Toronto)	15-11370	14,216	—	213	—	15,000	29,429
Molycorp Minerals Canada ULC (Peterborough)	15-11370	14,549	—	—	—	—	14,549
Molycorp Minerals, LLC	15-11371	981,910	143,731	41,863	—	8,018	1,175,522
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	10,072	—	—	—	—	10,072
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—

Combined Total		1,243,677	536,331	171,599	107,260	186,135	2,245,002

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: February 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	7,973,362	—	—	—	1,883,984	—	—	—	—	—	—
	+ Amounts billed during the period	5,661,188	—	—	—	2,863,721	—	—	—	—	—	—
	- Amounts collected during the period	(5,656,958)	—	—	—	(1,893,298)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	+/- AR adjustments	7,624	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	7,985,216	—	—	—	2,854,406	—	—	—	—	—

Accounts Receivable Aging												—
	0 - 30 days old	7,878,119	—	—	—	2,849,927	—	—	—	—	—	—
	31 - 60 days old	108,103	—	—	—	4,479	—	—	—	—	—	—
	61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,498,994	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable	10,485,216	—	—	—	2,854,406	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,500,000)	—	—	—	—	—	—	—	—	—	—
	Accounts Receivable (Net)	7,985,216	—	—	—	2,854,406	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	3,919,280	—	1,627,553		179,169	—	363,377	—	—	—	—
	+ Amounts billed during the period	2,516,559	—	—		159,471	—	121,437	—	—	—	—
	- Amounts collected during the period	(2,722,846)	—	(745,152)		(61,732)	—	(233,929)	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—

+/- AR adjustments	7,624	—	—	—	—	—	—	—	—	—	—
Total Accounts Receivable at the end of the reporting period	3,720,616	—	882,401	—	276,908		250,885	—	—	—	—

Accounts Receivable Aging						—
0 - 30 days old	3,720,652	—	882,401	—	174,253	—	250,885	—	—	—	—
31 - 60 days old	864	—	—	—	102,760	—	—	—	—	—	—
61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
91+ days old	(900)	—	—	—	2,499,894	—	—	—	—	—	—
Total Accounts Receivable	3,720,616	—	882,401	—	2,776,908	—	250,885	—	—	—	—
Amount considered uncollectible (Bad Debt)	—	—	—	—	(2,500,000)	—	—	—	—	—	—
Accounts Receivable (Net)	3,720,616	—	882,401	—	276,908	—	250,885	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: February 2016

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—	—	—
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	2,849,928	4,479	—	—	—	2,854,407
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	3,720,652	864.00	—	(900)		3,720,616
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	882,401	—	—	—		882,401
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—	—	—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	—	—	—	—	—	—
Molycorp Minerals, LLC	15-11371	174,253	102,760	—	2,499,894	(2,500,000)	276,907
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—		—
Molycorp Rare Metals (Utah), Inc.	15-11373	250,885	—	—	—		250,885
Neo International Corp.	15-11374	—	—	—		—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—
Combined Total		7,878,119	108,103	—	2,498,994	(2,500,000)	7,985,216

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: February 2016

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.